EXHIBIT 10.54
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                      MODIFICATION AGREEMENT

                         DOUGLAS P. FIELDS
                         -----------------

     This Modification Agreement (this "Agreement") is made as of January 1, 2003 by and between JEH/EAGLE SUPPLY, INC. (formerly JEH/ACQUISITION CORP.), a Delaware Corporation having a place of business at 2500 U.S. 287, Mansfield, Texas ("JEH"), EAGLE SUPPLY, INC., a Florida corporation having a place of business at 1451 Channelside Drive, Tampa, Florida ("Eagle Supply"), EAGLE SUPPLY GROUP, INC., a Delaware corporation having an office located at 122 East 42nd Street, New York, N.Y. ("ESG"), with JEH, Eagle Supply and ESG referred to collectively hereinafter as the "Employer," and DOUGLAS P. FIELDS, an individual residing at 100 Midwood Road, Greenwich, Connecticut (the "Executive").

     WHEREAS, JEH previously entered into a written employment agreement with the Executive dated as of the 1st day of July, 1997 (the "JEH Agreement"); and

     WHEREAS, the JEH Agreement was amended pursuant to a First
Amendment effective as of the 30th day of April, 1998, and pursuant to a Second Amendment effective as of the first day of November, 1999; and

     WHEREAS, the Executive previously entered into a written employment agreement with Eagle Supply and ESG dated as of the 17th day of March 1999 (the "Eagle Supply/ESG Agreement"); and

     WHEREAS, the Eagle Supply/ESG Agreement was amended pursuant to a First Amendment effective as of the 1st day of November, 1999; and

     WHEREAS, the parties executed an Amended, Restated and Consolidated Employment Agreement made as of November 1, 2001 (the "Restated Agreement"); and

     WHEREAS, the parties hereto, consisting of all of the parties to the aforesaid employment agreements, now desire to amend the terms and conditions of the Restated Agreement under which the Executive will continue to be employed by ESG, Eagle Supply, and JEH in the capacities of Chairman of the Board of Directors and Chief Executive Officer, and to render services to them as may be required, consistent with his employment as hereinafter set forth; and

     WHEREAS, Employer acknowledges that Executive is a party to an employment agreement with TDA Industries, Inc. which has been assumed by Pemberton Services Corp.; and


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     WHEREAS, the parties acknowledge the accuracy of the foregoing recitals and incorporate all of the same into this Agreement as terms and conditions hereof;

     NOW, THEREFORE, in consideration of the promises and mutual representations, covenants, and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Executive agrees to accept 100,000 shares of Common Stock $.00001 par value per share of ESG in lieu of $100,000 of cash compensation for ESG's current fiscal year ending June 30, 2003. The said shares will be paid to TDA Industries, Inc. in accordance with the current procedure by which the Executive is paid by ESG.

     2. The provisions of paragraph 4(D) of the Restated Agreement are hereby modified so that the annual Basic Bonus (as defined in that agreement) is hereby waived by the Executive for the current fiscal year which is due to end on June 30, 2003 and the amount payable on such annual Basic Bonus for the next fiscal year, due to end on June 30, 2004, is limited to One Hundred Thousand ($100,000) Dollars.

     3. The provisions of paragraph 4(E) of the Restated Agreement are hereby modified so that the annual Performance Bonus (as defined in that agreement) is hereby waived by the Executive for the current fiscal year which is due to end on June 30, 2003.

     4. The provisions of paragraph 8(E)(iii) of the Restated Agreement are hereby modified so that severance pay as set forth therein shall be increased from six months' Salary (as defined in that agreement) to two years' Salary plus two years' annual Retirement Contribution (as defined in that agreement), to be paid in a lump sum upon completion of a sale of substantially all of the assets or stock of ESG to any nonaffiliated purchaser or purchasers in an arm's length transaction, together with the amount credited to the Executive's non-qualified, non-interest bearing and non-income earning deferred compensation account as set forth in paragraph 4(F) of the Restated Agreement. In addition, severance pay under paragraph 8(E)(iii) of the Restated Agreement shall also include the payments of two years of
(i) the annual allowance of $50,000 toward the payment of premiums on a policy or policies of life insurance as set forth in paragraph 4(B)(ii) of the Restated Agreement; and (ii) any other premiums for insurance in force for the Executive at the time of any such sale.

     5. Except as expressly modified herein, all terms and conditions of the Restated Agreement remain unchanged and the same are hereby ratified and confirmed.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written.



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                                          JEH/EAGLE SUPPLY, INC.



                                          By: _______________________




                                          EAGLE SUPPLY, INC.




                                          By: _______________________




                                          EAGLE SUPPLY GROUP, INC.




                                          By: _______________________



                                          ___________________________
                                          DOUGLAS P. FIELDS


APPROVED AND CONSENTED TO:                PEMBERTON SERVICES CORP.



                                          By: _______________________



APPROVED AND CONSENTED TO:                TDA INDUSTRIES, INC.



                                          By: _______________________



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